Exhibit 24


                             POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, THAT I, Stephen M. Wolf, Director of US Airways Group, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

               IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2000.


                                        /s/    Stephen M.  Wolf
                                        -------------------------------



                             POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, THAT I, Peter M. George, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

               IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2000.



                                        /s/    Peter M. George
                                        -------------------------------



                             POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert LeBuhn, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

               IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2000.


                                        /s/    Robert LeBuhn
                                        -------------------------------





                             POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, THAT I, Thomas H. O'Brien, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

               IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2000.


                                        /s/    Thomas H. O'Brien
                                        -------------------------------





                             POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, THAT I, Hanne M. Merriman, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

               IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2000.


                                        /s/     Hanne M. Merriman
                                        -------------------------------





                             POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, THAT I, Mathias J. DeVito, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

               IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2000.


                                        /s/     Mathias J. DeVito
                                        -------------------------------





                             POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, THAT I, John G. Medlin, Jr., Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

               IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2000.


                                        /s/     John G. Medlin, Jr.
                                        -------------------------------





                             POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, THAT I, Richard B. Priory, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

               IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2000.


                                        /s/     Richard B. Priory
                                        -------------------------------





                             POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, THAT I, Raymond W. Smith, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

               IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2000.


                                        /s/     Raymond W. Smith
                                        -------------------------------





                             POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, THAT I, Hilda Ochoa-Brillembourg, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

               IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2000.


                                        /s/     Hilda Ochoa-Brillembourg
                                        -------------------------------





                             POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert L. Johnson, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

               IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2000.


                                        /s/     Robert L. Johnson
                                        -------------------------------